LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
SUPPLEMENT DATED SEPTEMBER 6, 2005

TO PROSPECTUS DATED MAY 1, 1998
FOR LIBERTY ADVISOR
ISSUED BY VARIABLE ACCOUNT J

TO PROSPECTUS DATED MAY 1, 1997
FOR NEW YORK PREFERRED ADVISOR
ISSUED BY VARIABLE ACCOUNT K

This supplement contains information about the Liberty Asset Allocation Fund, Variable Series (the "Fund").

Nordea Investment Management North America, Inc. is the Fund's investment sub-advisor.

LL 09/05